SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                         ------------------------

                                 Form 8-K

                             CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): February 24, 1998

                         3D SYSTEMS CORPORATION
           (Exact Name of Registrant as Specified in Charter)

     Delaware                 0-22250             95-4431352
(State of Other Jurisdiction  (Commission         (IRS Employer
     of Incorporation)        File Number)      Identification No.)

                            26081 Avenue Hall
                       Valencia, California 91355
                (Address of Principal Executive Offices)

                             (805) 295-5600
                     (Registrant's Telephone Number)

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ITEM 5.   OTHER EVENTS

     Reference is made to the press release of Registrant, issued on February 24, 1998, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of this press release is attached to this Form 8-K as Exhibit 99.1.

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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 24, 1998                  3D SYSTEMS CORPORATION

                                   By /s/ Frank J. Spina
                                      ----------------------
                                        Frank J. Spina
                                        Vice President and
                                        Chief Financial Officer

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                              EXHIBIT INDEX

EXHIBITS                                                        PAGE NUMBER
--------                                                        -----------

99.1      Press Release dated February 24, 1998                       5